UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

ANNUAL REPORT

AUGUST 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.thearcherfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

ARCHER FUNDS

MANAGERS COMMENTARY

AUGUST 31, 2019 (UNAUDITED)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 4.42% for the Year ended August 31, 2019 and 4.81% since inception (September 27, 2005) compared to a total return of 3.03% and 7.19% for the Dow Jones Moderate U.S. Portfolio Index, over the same periods.

Performance Review

We have been pleased with the performance of the Archer Balanced Fund for the past year.  The Fund maintained a balance of approximately 65% equities and 35% fixed income throughout the year.  The Fund's investment style has remained consistent within both equities and fixed income by maintaining a tilt towards large-cap value in equities and short- to intermediate-term investment grade companies in fixed income. The managers continue to believe the conservative positioning of the Fund is prudent for the style and will reward shareholders over the long term.

Equity Portfolio

We continue to focus our efforts on holding companies with sound balance sheets, steady revenue sources, strong cash flow, and reasonable valuations.  We have also leaned towards companies with stable dividend policies as those returns to shareholders are a positive contributor to long-term performance.  During the year a relatively small number of “growth” stocks accounted for much of the positive performance of popular indices, including the equity component of our benchmark index.  The performance and valuation differentials between growth and value continue to sit near all-time highs.  We believe that these differentials will narrow and that the market will begin to recognize the value present in several beaten down sectors and companies.  As the Federal Reserve has begun to pivot to a more accommodative stance, money flows have started to find their way to more value-oriented sectors. We continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by managing sector and position weightings as market conditions and valuations warrant.  The fund maintains significant weighting in certain segments of the Financial, Healthcare, and Technology sectors.

Fixed-Income Portfolio

The fund has maintained a relatively short-term, high quality position. Although it is becoming quite clear that the general level of interest rates may stay low for a several years, the managers believe that the risk added to the portfolio by lengthening duration and/or reducing credit quality does not offer material compensation.  We to continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.  A more active Federal Reserve has added to volatility in the fixed income markets.  Many companies have weakened their balance sheets by issuing debt over the past several years to fund more stockholder friendly actions.  We feel it is prudent to maintain a more defensive posture by overweighting short- to intermediate-term maturities and keeping a close eye on the credit quality of issuers.  This position may cause periods of short-term relative

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

underperformance but reduces volatility and allows the managers to take advantage of opportunities when the market presents them.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis relative to our estimate of fair value.  When we feel the market value of a specific security is beyond a reasonable valuation for the company, we will discontinue holding that security or significantly reduce the size of the position.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation returns to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors or stocks because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and remains focused on uncovering value over the long term.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2019 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a return of -7.14% for the year ended August 31, 2019 and 7.20% since inception of March 11, 2011.  This compared to a gain of 2.92% for the S&P 500 Index and 12.42% since inception.

Performance Review

The Archer Stock Fund is a go anywhere Fund, seeking to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  The fund will normally maintain a significant weighting in small- to medium-sized companies.  Although managers closely monitor macro-economic conditions, positions in the fund are normally selected on their own merits using company fundamentals and valuation as a guide.  There will be times when this method of selecting securities may lead to the relative over- or underweighting of particular sectors.  The fund currently maintains relatively large weightings in healthcare, financial, technology companies.  With respect to the latter two sectors, the managers believe that uncertainty surrounding international trade policies of the current White House administration has damaged investor optimism about the earnings power of many companies.  Meanwhile, political headlines and litigation concerns have helped keep valuations muted for many healthcare related companies.  Ultimately, we believe these

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

companies will be recognized by the market as economic fundamentals remain strong.   As of August 31, 2019, the Fund held 49 equity positions and a roughly 2% cash position.  Although there may be times when the Fund holds greater or fewer positions, the managers will strive to limit the holdings of the Fund to 50 holdings.  This results in a relatively concentrated portfolio which can lead to periods of relative underperformance but will reduce turnover of the portfolio in an attempt to create long-term shareholder value.   We continue to seek out companies with strong balance sheets and the opportunity to improve sales and earnings over the long term.

Archer Income Fund (ARINX)

The Archer Income Fund returned 6.00% for the year ended August 31, 2019 and 3.03% from the date of inception on March 11, 2011 compared to a gain of 10.17% and 3.63% for the year ended and since inception for the Barclay’s Capital US Aggregate Bond Index and 9.27% and 3.86% for the year ended and since inception for the Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  Rates, which were expected to continue to rise as inflation concerns built and monetary policy became more restrictive, quickly reversed to the downside as trade related concerns grew throughout the year forcing the Federal Reserve easy policy.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  We have not seen the level outflow of many other bond mutual funds as reported in the news.  In fact, we continue to have inflows into all our funds which has given us a distinct advantage of not having to liquidate positions at a gain or loss.  As rates have declined, longer-term bonds have increased in value materially.  Little is to be gained by extending duration or reducing credit quality in the current environment.  Instead, the managers believe it is prudent to continue to position the fixed portfolio to protect against interest-rate, default and currency risks.

Archer Dividend Growth Fund (ARDGX)

The Archer Dividend Growth Fund returned -2.30% for the year ended August 31, 2019 and 5.13% from the date of inception on September 1, 2016 compared to a gain of 0.74% and 9.20% for the year ended and since inception for the Dow Jones US Large-Cap Value Total Stock Market Index and 3.58% and 4.16% for the year ended and since inception for the Morningstar Dividend Yield Focus Index.

The Archer Dividend Growth Fund invests primarily in large and medium sized companies which we believe will provide long-term dividend payment growth for shareholders.  Holdings are weighted towards companies with strong balance sheets and consistently increasing payouts to shareholders selling at an attractive discount to our estimate of fair value.  This relatively deep value strategy has underperformed the

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

broader market in recent years as the performance of many popular indices has been driven by an increasingly small number of high growth companies.  Ultimately, we believe value will be recognized in our holdings and offer attractive appreciation in addition to the growing dividend income stream.  We believe the Archer Dividend Growth Fund offers an attractive alternative to investors seeking monthly income who are concerned about rising inflation and the erosion of real income.

Troy C. Patton, CPA/ABV

President

ARCHER BALANCED FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2019
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index	Morningstar Moderate Target Risk Index
1 Year	4.42%	3.03%	3.78%
3 Year	6.93%	7.87%	7.05%
5 Year	5.85%	6.51%	5.04%
10 Year	7.62%	9.60%	7.69%
Since Inception	4.81%	7.19%	6.32%
Value	$ 19,235	$ 26,325	$ 23,628

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

The Morningstar Moderate Target Risk Index is a member of the Morningstar Target Risk Series that spans the risk spectrum from conservative to aggressive. The indexes can serve as benchmarks to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for performance comparison. Morningstar indexes cover a global set of stocks, bonds, and commodities and are specifically designed to be seamless, investable building blocks that deliver pure asset-class exposure.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2019
	Archer Income Fund	Bloomberg Barclay's Capital U.S. Aggregate Bond Index	Bloomberg Barclay's Intermediate Credit Index
1 Year	6.00%	10.17%	9.27%
3 Year	2.46%	3.09%	3.44%
5 Year	2.25%	3.34%	3.35%
Since Inception	3.03%	3.63%	3.86%
Value	$ 12,879	$ 13,665	$ 13,995

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Bloomberg Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Bloomberg Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER STOCK FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2019
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	-7.14%	2.92%	-6.45%
3 Year	7.20%	12.71%	8.05%
5 Year	4.12%	10.10%	7.20%
Since Inception	7.20%	12.42%	10.11%
Value	$ 18,028	$ 26,957	$ 22,625

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER DIVIDEND GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2019
	Archer Dividend Growth Fund	Dow Jones US Large-Cap Value Total Stock Market Index	Morningstar Dividend Yield Focus Index
1 Year	-2.30%	0.74%	3.58%
Since Inception	5.13%	9.20%	4.16%
Value	$ 11,617	$ 13,004	$ 11,297

*This chart assumes an initial investment of $10,000 made on September 1, 2016.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones US Large-Cap Value Total Stock Market Index measures large cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire’s criteria for value.

Morningstar® Dividend Yield Focus IndexSM offers exposure to high quality U.S. domiciled companies with strong financial health and an ability to sustain above average dividend payouts. The index consists of 75 stocks that are weighted in proportion to the total pool of dividends available to investors.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER BALANCED FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment type.  The underlying securities represent a percentage of the portfolio of investments.

* The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER INCOME FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type.  The underlying securities represent a percentage of the portfolio of investments.

* The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER STOCK FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

ARCHER DIVIDEND GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Technology
12.63%
Utilities
11.79%
Communication Services
6.12%
Consumer Cyclical
6.06%
Consumer Defensive
7.46%
Energy
11.63%
Financial Services
13.77%
Healthcare
9.67%
Industrials
5.69%
Money Market Fund
3.68%
Real Estate Investment Trust
11.50%

Sectors are categorized using Morningstar® classifications.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Shares/Principal		Value

COMMON STOCKS - 61.42%

Agriculture Chemicals - 1.41%
5,000	Scotts Miracle-Gro Co. Class A	$ 531,600

Air Courier Services - 1.85%
4,400	FedEx Corp.	697,884

Aircraft - 1.55%
1,600	Boeing Co.	582,544

Aircraft Engines & Engine Parts - 1.73%
5,000	United Technologies Corp.	651,200

Beverages - 1.09%
3,000	PepsiCo, Inc.	410,190

Cable & Other Pay Television Services - 4.20%
11,000	Comcast Corp. Class A	486,860
8,000	Walt Disney Co.	1,098,080
		1,584,940
Commercial Banks - 1.65%
11,500	Toronto Dominion Bank (Canada)	623,185

Crude Petroleum & Natural Gas - 1.50%
10,150	Royal Dutch Shell Plc. Class A ADR	564,340

Electric Services - 2.21%
3,800	NextEra Energy, Inc.	832,504

Electronic Computers - 1.27%
2,300	Apple, Inc.	480,102

Food & Kindred Products - 1.46%
4,900	Nestle S.A. ADR	550,711

Life Insurance - 1.13%
5,300	Prudential Financial, Inc.	424,477

Motor Vehicle Parts & Accessories - 1.96%
4,500	Honeywell International, Inc.	740,790

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

National Commercial Banks - 5.07%
9,000	Citigroup, Inc.	$ 579,150
7,100	JPMorgan Chase & Co.	780,006
10,500	US Bancorp	553,245
		1,912,401
Natural Gas Transmission - 1.13%
21,000	Kinder Morgan, Inc.	425,670

Optical Instruments & Lenses - 1.57%
4,000	KLA-Tencor Corp.	591,600

Personal Credit Institutions - 1.63%
7,700	Discover Financial Services	615,769

Petroleum Refining - 2.53%
4,500	Chevron Corp.	529,740
4,300	Phillips 66	424,109
		953,849
Pharmaceutical Preparations - 4.93%
4,000	Johnson & Johnson	513,440
9,000	Merck & Co., Inc.	778,230
16,000	Pfizer, Inc.	568,800
		1,860,470
Railroads, Line-Haul Operating - 0.95%
2,200	Union Pacific Corp.	356,312

Retail - Drug Stores and Proprietary Stores - 2.20%
13,594	CVS Health Corp.	828,147

Retail - Lumber & Other Building Material Dealers - 1.99%
3,300	The Home Depot, Inc.	752,103

Retail - Variety Stores - 1.67%
5,500	WalMart, Inc.	628,430

Rubber & Plastics Footwear - 1.57%
7,000	Nike, Inc. Class B	591,500

Semiconductors & Related Devices - 1.35%
1,800	Broadcom, Inc.	508,752

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Services - Business Services - 5.28%
4,500	Accenture Plc. Class A (Ireland)	$ 891,765
3,900	MasterCard, Inc. Class A	1,097,343
		1,989,108
Services-Computer Programming, Data Processing, Etc. - 3.55%
500	Alphabet, Inc. Class A *	595,265
4,000	Facebook, Inc. Class A *	742,680
		1,337,945
Ship & Boat Building & Repairing - 1.52%
3,000	General Dynamics Corp.	573,810

Telephone Communications (No Radio Telephone) - 1.47%
15,700	AT&T, Inc.	553,582

TOTAL FOR COMMON STOCKS (Cost $15,482,125) - 61.42%		23,153,915

CORPORATE BONDS - 20.47% (a)

Accident & Health Insurance - 0.35%
125,000	Unum Group, 4.000%, 3/15/24	132,758

Agriculture Chemicals - 0.20%
75,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	77,063

Air Transportation, Scheduled - 0.40%
150,000	Southwest Airlines Co., 2.750%, 11/06/19	150,031

Banks & Financial Institutions - 0.13%
50,000	Societe Generale, 3.42763%, 3M USD LIBOR + 1.150%, 4/22/20 (France) (b)	50,140

Beverages - 0.41%
150,000	Keurig Dr. Pepper, Inc., 3.130%, 12/15/23	154,547

Computer Communications Equipment - 0.36%
125,000	Juniper Networks, Inc., 4.500%, 3/15/24	135,962

Crude Petroleum & Natural Gas - 0.40%
150,000	Murphy Oil Corp., 4.000%, 6/01/22	150,000

Dental Equipment & Supplies - 0.54%
200,000	DENTSPLY International, Inc., 4.125%, 8/15/21	205,000

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Electric Services - 1.07%
150,000	Exelon Generation Co., LLC, 4.000%, 10/01/20	$ 152,128
250,000	NextEra Capital Holdings, 2.400%, 9/15/19	249,981
		402,109
Healthcare Providers & Services - 0.27%
100,000	Catholic Health Initiatives, 2.950%, 11/01/22	101,828

Malt Beverages - 0.88%
330,000	Anheuser-Busch Inbev Finance, Inc., 2.650%, 2/01/21	333,065

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.34%
125,000	Cintas Corp. No. 2, 4.300%, 6/01/21	129,903

Miscellaneous Business Credit Institution - 0.53%
150,000	Ford Motor Creidt Co. LLC., 2.459%, 3/27/20	149,864
50,000	Ford Motor Credit Co. LLC., 3.810%, 1/09/24	50,419
		200,283
Miscellaneous Manufacturing Industries - 0.27%
100,000	Hillenbrand, Inc., 5.500%, 7/15/20	102,535

Motor Vehicle Parts & Accessories - 0.27%
100,000	Lear Corp., 5.250%, 1/15/25	103,500

National Commercial Banks - 2.30%
150,000	Banc of California, Inc., 5.250%, 4/15/25	156,178
150,000	Citigroup, Inc., 2.400%, 2/18/20	150,136
450,000	Citigroup, Inc., 2.650%, 10/26/20	452,697
100,000	Old National Bancorp, 4.125%, 8/15/24	106,324
		865,335
Operative Builders - 0.57%
200,000	Lennar Corp., 4.875%, 12/15/23	214,500

Pharmaceutical Preparations - 0.81%
250,000	AbbVie, Inc., 2.900%, 11/06/22	254,638
50,000	Mylan, Inc., 4.200%, 11/29/23	52,577
		307,215
Plastics Products - 0.52%
190,000	Newell Brands, Inc., 5.000%, 11/15/23	195,392

Printed Circuit Boards - 0.14%
50,000	Jabil Circuit, Inc., 5.625%, 12/15/20	51,903

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Property & Casualty Insurance - 0.62%
200,000	Zurich Reinsurance Centre Holdings, 7.125%, 10/15/23 (Switzerland)	$ 232,959

Real Estate - 0.14%
50,000	Aurora Military Housing, 5.350%, 12/15/25	53,637

Retail - Drug Stores & Proprietary Stores - 0.48%
175,000	Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	179,143

Retail - Shoe Stores - 0.30%
100,000	Foot Locker, Inc., 8.500%, 1/15/22	111,250

Retail - Variety Stores - 0.54%
200,000	WalMart, Inc., 3.625%, 7/08/20	202,866

Rubber & Plastics Footwear - 0.54%
200,000	Nike, Inc., 2.250%, 5/01/23	203,215

Services - Business Services - 0.46%
170,000	EBay, Inc., 2.600%, 7/15/22	171,769

Services - Computer Programming Services - 0.47%
175,000	VeriSign, Inc., 4.625%, 5/01/23	177,844

Services - General Medical & Surgical Hospitals - 0.28%
100,000	HCA Holdings, Inc., 6.250%, 2/15/21	105,040

Services - Personal Services - 0.64%
225,000	H&R Block, Inc., 5.500%,11/01/22	241,043

Services - Prepackaged Software - 2.07%
300,000	CA, Inc., 5.375%, 12/01/19	301,942
75,000	Symantec Corp., 3.950%, 6/15/22	76,576
150,000	Symantec Corp., 4.200%, 9/15/20	152,171
250,000	VMWare, Inc., 2.300%, 8/21/20	250,038
		780,727
Services - Video Tape Rental - 0.41%
150,000	Netflix, Inc., 5.375%, 2/01/21	155,250

Short-Term Business Credit Institutions - 0.27%
100,000	American Express Credit Corp., 2.600%, 9/14/20	100,551

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

State Commercial Banks - 1.40%
150,000	Bank of the Ozarks, 5.500%, 3M USD LIBOR + 3.935%, 7/01/26 (b)	$ 153,075
250,000	Eagle Bancorp, Inc., 5.750%, 9/01/24	269,134
100,000	Home Bancshares, Inc., 5.625%, 3M USD LIBOR + 3.207%, 4/15/27 (b)	104,723
		526,932
Transportation Services - 0.27%
100,000	Expedia, Inc., 5.950%, 8/15/20	103,198

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.20%
75,000	Cardinal Health, Inc., 4.625%, 12/15/20	77,266

Wholesale - Groceries & Related Products - 0.08%
30,000	Sysco Corp., 2.600%, 10/01/20	30,118

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 0.54%
200,000	LKQ Corp., 4.750%, 5/15/23	202,750

TOTAL FOR CORPORATE BONDS (Cost $7,592,842) - 20.47%		7,718,627

EXCHANGE TRADED FUNDS - 2.92%
16,000	Invesco Variable Rate Preferred ETF	404,960
3,500	iShares Nasdaq Biotechnology ETF	360,255
9,000	iShares US Preferred Stock ETF	336,690
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $1,128,838) - 2.92%		1,101,905

MUNICIPAL BONDS - 5.44% (a)

Arizona - 0.12%
20,000	Arizona State University Build America Bond, 5.500%, 8/01/25	20,752
25,000	Sedona, AZ Wastewater, 0.000%, 7/01/21	24,429
		45,181
California - 0.25%
25,000	California St. University Revenue Bond Series B, 2.785%, 11/01/22	25,491
20,000	Porterville Unified School District, 7.250%, 7/01/27	20,908
20,000	San Bernardino County Redevelopment Agency, 3.625%, 9/01/24	21,246
25,000	University Enterprises, Inc. CA, 5.250%, 10/01/20	25,346
		92,991
Georgia - 0.44%
50,000	Atlanta Development Authority, 3.750%, 1/01/21	50,698
99,000	Georgia Loc. Govt., 4.750%, 6/01/28	114,043
		164,741

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Illinois - 0.45%
100,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20	$ 100,779
70,000	Saint Clair Cnty, IL School District., 4.000%, 1/01/21	70,020
		170,799
Indiana - 0.73%
135,000	Evansville, IN Vanderburgh Industry School Taxable Build American Bond, 6.150%, 7/15/27	136,968
70,000	Gary, IN Community School Bldg., 7.500%, 2/01/29	72,782
25,000	Indiana State University, 5.260%, 4/01/24	25,454
40,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.750%, 1/15/24	42,077
		277,281
Iowa - 0.37%
136,000	Tobacco Settlement Auth Iowa, 6.500%, 6/01/23	137,885

Kentucky - 0.15%
55,000	Louisville/Jefferson County Metro Government, 3.000%, 5/01/23	56,003

Maryland - 0.25%
90,000	Maryland St. Econ Dev Corp Pkg Facs Revenue Taxable Senior Baltimore City Proj Series B, 3.950%, 6/01/23	93,682

New Jersey - 0.54%
135,000	City of Wildwood, NJ, 4.000%, 11/01/21	139,778
60,000	New Brunswick, NJ Parking Authority, 8.420%, 9/01/40	63,688
		203,466
New York - 0.53%
200,000	City of New York, NY, 1.980%, 8/01/23	201,044

Ohio - 0.36%
20,000	City of Hamilton, OH Wastewater Systems Revenue, 6.110%, 10/01/28	20,076
110,000	Youngstown State University, OH, 6.549%, 12/15/30	114,101
		134,177
Oklahoma - 0.09%
35,000	Bryan County, OK Indpt School District, 6.554%, 12/01/29	36,095

Pennsylvania - 0.08%
30,000	Pennsylvania St. BAB Taxable Second Series B, 4.800%, 5/01/25	30,556

South Carolina - 0.22%
55,000	Moncks Corner, SC Regl Recreation Corp. Build America Bonds, 6.299%, 12/01/30	57,809
25,000	Scago, SC Public Facs Corp. for Georgetown Cnty, 6.750%, 12/01/29	25,211
		83,020

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Texas - 0.07%
25,000	Katy Texas Schools, 5.998%, 2/15/2030	$ 25,495

Washington - 0.21%
70,000	Douglas County, WA School District No. 206 Eastmont Qualified School Construction, 4.700%, 12/01/25	79,626

Wisconsin - 0.58%
110,000	Greendale, WI Taxable Community Development, Series A, 4.750%, 12/01/26	113,865
100,000	Wisconsin Health Edl Facs Auth Senior Living Revenue Taxable- Covenant Cmntys, Inc. Proj Ser A-2, 4.100%, 1/01/24	106,666
		220,531

TOTAL FOR MUNICIPAL BONDS (Cost $2,045,219) - 5.44%		2,052,573

REAL ESTATE INVESTMENT TRUST - 1.59%
18,000	Duke Realty Corp.	598,860
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $278,506) - 1.59%		598,860

PREFERRED SECURITIES - 0.80%

National Commercial Banks - 0.34%
3,000	PNC Financial Services Group, Inc. Series Q, 5.375%, 12/31/49	76,380
2,000	Wells Fargo & Co. Series P, 5.250%, 12/31/49	50,500
		126,880
Telephone Communications (No Radio Telephone) - 0.46%
2,000	QWest Corp., 6.125%, 6/01/53	48,400
3,000	QWest Corp., 6.500%, 9/01/56	74,700
2,000	US Cellular Corp., PFD 6.950%, 5/15/60	51,060
		174,160

TOTAL FOR PREFERRED SECURITIES (Cost $299,190) - 0.80%		301,040

STRUCTURED NOTES - 2.57% (a)

Commercial Banks - 1.92%
125,000	Barclays Bank Plc., 2.250%, 9/13/19 (United Kingdom) (b)	124,550
200,000	Barclays Bank Plc., 2.750%, 11/08/19 (United Kingdom)	200,099
100,000	Barclays Bank Plc., 2.49023%, 9/25/20 (United Kingdom) (b)	99,625
150,000	Barclays Bank Plc., 3.000%, 7/27/22 (United Kingdom) (b)	149,648
150,000	Barclays Bank Plc., 2.750%, 2/15/23 (United Kingdom) (b)	149,036
		722,958

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

National Commercial Banks - 0.25%
93,000	Citigroup, Inc., 3.000%, 12/23/19 (b)	$ 94,051

Security Brokers, Dealers & Flotation Companies - 0.40%
125,000	Goldman Sachs Group, Inc., 1.3855%, 11/13/28 (b)	101,375
50,000	Morgan Stanley, 3.251%, 11/09/19 (b)	49,437
		150,812

TOTAL FOR STRUCTURED NOTES (Cost $975,824) - 2.57%		967,821

MONEY MARKET FUND - 4.45%
1,676,785	Federated Treasury Obligation Fund - Institutional Shares 1.98% ** (Cost $1,676,785) - 4.45%	1,676,785

TOTAL INVESTMENTS (Cost $29,479,329) - 99.66%		37,571,526

OTHER ASSETS LESS LIABILITIES, NET - 0.34%		127,588

NET ASSETS - 100.00%		$37,699,114

(a) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

(b) Variable or floating rate security. The stated rate represents the rate at August 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions.

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2019.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Shares/Principal		Value

CORPORATE BONDS - 60.12% (a)

Accident & Health Insurance - 0.67%
75,000	Unum Group, 4.000%, 3/15/24	$ 79,655

Agriculture Chemicals - 0.43%
50,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	51,375

Air Transportation, Scheduled - 1.30%
150,000	United Airlines Holdings, Inc., 6.000%, 12/01/20	155,250

Banks & Financial Institutions - 0.42%
50,000	Societe Generale, 3.42763%, 3M LIBOR + 1.150%, 4/22/20 (France) (b)	50,140

Beverages - 2.12%
150,000	Constellation Brands, Inc., 2.250%, 11/06/20	150,195
100,000	Keurig Dr. Pepper, Inc., 3.130%, 12/15/23	103,031
		253,226
Biological Products (No Diagnostic Substances) - 1.90%
25,000	Amgen, Inc., 3.875%, 11/15/21	25,853
200,000	Biogen, Inc., 2.900%, 9/15/20	201,213
		227,066
Computer & Office Equipment - 0.87%
100,000	Hewlett-Packard, 4.375%, 9/15/21	103,724

Computer Communications Equipment - 0.68%
75,000	Juniper Networks, Inc., 4.500%, 3/15/24	81,577

Computer Storage Devices - 0.42%
50,000	EMC Corp., 3.375%, 6/01/23	49,566

Container & Packaging - 0.44%
50,000	Ball Corp., 5.000%, 3/15/22	53,000

Crude Petroleum & Natural Gas - 0.84%
100,000	Murphy Oil Corp., 4.000%, 6/01/22	100,000

Dental Equipment & Supplies - 0.86%
100,000	DENTSPLY International, Inc., 4.125%, 8/15/21	102,500

Distribution/Wholesale - 0.86%
100,000	Ingram Micro, Inc., 5.000%, 8/10/22	102,368

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Electric & Other Services Combined - 0.81%
100,000	PPL Energy Supply LLC., 4.600%, 12/15/21	$ 96,750

Electric Services - 3.13%
50,000	Exelon Generation Co. LLC, 4.000%, 10/01/20	50,709
220,000	NextEra Energy Capital Holdings, Inc., 2.400%, 9/15/19	219,983
100,000	Southern Co., 2.950%, 7/01/23	102,929
		373,621
Food & Kindred Products - 0.73%
80,000	Conagra Foods, Inc., 9.750%, 3/01/21	87,320

General Building Contractors - Residential Buildings - 0.45%
50,000	Lennar Corp., 4.875%, 12/15/23	53,625

Healthcare Providers & Services - 0.43%
50,000	CommonSpirit Health, 2.950%, 11/01/22	50,914

Hospital & Medical Service Plans - 0.22%
25,000	WellPoint, Inc., 3.700%, 8/15/21	25,655

Hotels & Motels - 0.87%
100,000	Wyndham Worldwide Corp., 5.625%, 3/01/21	103,625

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.65%
75,000	Cintas Corp. No. 2, 4.300%, 6/01/21	77,942

Miscellaneous Business Credit Institution - 2.93%
250,000	Ford Motor Credit Co. LLC., 2.459%, 3/27/20	249,773
100,000	Ford Motor Credit Co. LLC., 4.200%, 2/20/27	100,002
		349,775
Miscellaneous Manufacturing Industries - 0.65%
75,000	Hillenbrand, Inc., 5.500%, 7/15/20	76,902

Motor Vehicle Parts & Accessories - 0.43%
50,000	Lear Corp., 5.250%, 1/15/25	51,750

National Commercial Banks - 2.18%
100,000	Banc of California, Inc., 5.250%, 4/15/25	104,119
50,000	Citigroup, Inc., 2.400%, 2/18/20	50,045
100,000	Old National Bancorp, 4.125%, 8/15/24	106,324
		260,488
Natural Gas Distribution - 0.46%
50,000	National Fuel Gas Co., 5.200%, 7/15/25	54,841

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Pharmaceutical Preparations - 0.43%
50,000	AbbVie, Inc., 2.900%, 11/06/22	$ 50,928

Plastics Products - 1.72%
200,000	Newell Brands, Inc., 5.000%, 11/15/23	205,676

Printed Circuit Boards - 0.44%
50,000	Jabil Circuit, 5.625%, 12/15/20	51,903

Property & Casualty Insurance - 1.46%
150,000	Finial Holdings, Inc., 7.125%, 10/15/23 (Switzerland)	174,720

Real Estate - 0.45%
50,000	Aurora Military Housing LLC., 5.350%, 12/15/25	53,636

Retail - Department Stores - 0.33%
35,000	Dillards, Inc., 7.750%, 7/15/26	39,461

Retail - Drug Stores & Proprietary Stores - 4.85%
200,000	CVS Health Corp., 3.500%, 7/20/22	207,160
190,000	CVS Health Corp., 2.750%, 12/01/22	192,876
175,000	Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	179,143
		579,179
Retail - Shoe Stores - 1.40%
150,000	Foot Locker, Inc., 8.500%, 1/15/22	166,875

Rolling Drawing & Extruding of Nonferrous Metals - 0.43%
50,000	Arconic, Inc., 6.150%, 8/15/20	51,697

Rubber & Plastics Footwear - 1.28%
150,000	Nike, Inc., 2.250%, 5/01/23	152,411

Security Broker Dealers - 1.27%
150,000	TD Ameritrade Holding Corp., 5.600%, 12/01/19	151,146

Services - Business Services - 1.53%
80,000	EBay, Inc., 2.600%, 7/15/22	80,832
100,000	Total System Services, Inc., 3.800%, 4/01/21	102,091
		182,923
Services - Computer Programming Services - 1.02%
120,000	VeriSign, Inc., 4.625%, 5/01/23	121,950

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Services - General Medical & Surgical Hospitals - 0.88%
100,000	HCA Holdings, Inc., 6.250%, 2/15/21	$ 105,040

Services - Medical Laboratories - 0.86%
100,000	Laboratories Corp. of America Holdings, Inc., 3.200%, 2/01/22	102,354

Services - Personal Services - 2.02%
225,000	H&R Block, Inc., 5.500%,11/01/22	241,043

Services - Prepackaged Software - 2.54%
200,000	CA, Inc., 5.375%, 12/01/19	201,295
50,000	Symantec Corp., 3.950%, 6/15/22	51,051
50,000	Symantec Corp., 4.200%, 9/15/20	50,724
		303,070
Services - Video Tape Rental - 0.87%
100,000	Netflix, Inc., 5.375%, 2/01/21	103,500

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.93%
105,030	Procter & Gamble Co., 9.360%, 1/01/21	111,070

State Commercial Banks - 3.09%
100,000	Bank of the Ozarks, 5.500%, 3M LIBOR + 3.935%, 7/01/26 (b)	102,050
150,000	Eagle Bancorp, Inc., 5.750%, 9/01/24	161,480
100,000	Home Bancshares, Inc., 5.625%, 3M LIBOR + 3.207, 4/15/27 (b)	104,723
		368,253
Telephone Communications (No Radio Telephone) - 1.38%
100,000	AT&T, Inc., 3.000%, 2/15/22	102,243
50,000	Indiana Bell Tel Co., Inc., 7.300%, 8/15/26	61,935
		164,178
Television Broadcasting Stations - 0.52%
54,000	CBS Broadcasting, Inc., 7.125%, 11/01/23	62,573

Tires & Inner Tubes - 0.88%
100,000	Goodyear Tire & Rubber Co., 8.750%, 8/15/20	105,500

Transportation Services - 0.87%
100,000	Expedia, Inc. 5.950%, 8/15/20	103,198

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.43%
50,000	Cardinal Health, Inc., 4.625%, 12/15/20	51,511

Wholesale - Groceries & Related Products - 1.64%
152,000	Sysco Corp., 6.500%, 8/01/28	195,931

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 0.85%
100,000	LKQ Corp., 4.750%, 5/15/23	$ 101,375

TOTAL FOR CORPORATE BONDS (Cost $7,037,879) - 60.12%		7,173,756

EXCHANGE TRADED FUNDS - 1.16%
1,000	iShares US Preferred Stock ETF	37,410
4,000	Invesco Variable Rate Preferred ETF	101,240
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $140,179) - 1.16%		138,650

MUNICIPAL BONDS - 26.25% (a)

Arizona - 0.58%
40,000	City of Pheonix, AZ, 2.717%, 7/01/22	41,110
25,000	Maricopa County School District No. 66 Roosevelt Elementary 6.243%, 7/01/26	28,712
		69,822
California - 1.45%
50,000	Sacramento, CA Pension Oblg. Series A, 6.420%, 8/01/23	57,858
95,000	Sacramento Cnty., CA Pension Oblg., 6.625%, 8/01/24	115,713
		173,571
Colorado - 0.13%
15,000	Vail, CO, Reinvestment Authority Tax Increment Rev Taxable BAB Series B, 6.069%, 6/01/25	15,426

Connecticut - 0.44%
50,000	City of Bridgeport, CT, 6.571%, 8/15/28	52,098

Florida - 1.21%
35,000	Florida Atlantic University Finance Corp. 7.439%, 7/01/30	36,548
50,000	Fort Lauderdale, FL, Spl Oblg Txbl-Pension Funding, 3.024%, 1/01/20	50,136
25,000	Orlando, FL, Commnunity Redevelopment Agency, 7.500%, 9/01/29	25,102
30,000	Osceola County, FL 6.020%, 10/01/26	32,273
		144,059
Georgia - 0.86%
45,000	Atlanta Development Authority, 3.750%, 1/01/21	45,629
50,000	Georgia Local Government, 4.750%, 6/01/28	57,598
		103,227
Illinois - 3.32%
160,000	Carol Stream Park District, IL, 4.400%, 11/01/20	164,146
50,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20	50,389
45,000	Eastern IL University Build America Bond, 5.900%, 4/01/23	44,556

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Illinois - (Continued)
15,000	Rosemont, IL Ref Bds Series A, 5.375%, 12/1/25	$ 17,243
30,000	Saint Clair County, IL School District No. 189 East St. Louis, 4.000%, 1/01/21	30,008
65,455	State of Illinois, 4.950%, 6/01/23	68,903
20,000	State of Illinois, 6.200%, 7/01/21	20,969
		396,214
Indiana - 6.73%
140,000	Beech Grove, IN Sch Bldg. Corp., 2.850%, 7/5/25	144,782
35,000	Evansville, IN Redevelopment Authority, 6.150%, 2/01/24	36,238
80,000	Evansville, IN Redevelopment BAB, 6.860%, 2/01/29	83,338
165,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 5.900%, 7/15/26	167,322
100,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150%, 7/15/27	101,458
10,000	Indiana St Univ Revs BAB, 5.260%, 4/01/24	10,182
25,000	Indianapolis, IN Local Public Impt, 2.000%, 4/01/20	25,005
65,000	Kankakee VY, IN, Middle Sch Bldg. Corp., BAB, 6.390%, 7/15/29	65,975
50,000	Lake Station, IN, Multi Sch Bldg. Corp., Series B, 4.000%, 7/15/22	51,278
50,000	Merrillville, IN, Multi Sch Bldg. Corp., Series B, 3.860%, 7/15/23	52,647
40,000	Mt. Vernon of Hancock County Multi-School Bldg. Corp., 5.280%, 7/15/29	43,528
20,000	Portage, IN, Industry Redevelopment District Tax, 7.250%, 7/15/24	21,197
		802,950
Iowa - 0.50%
59,000	Iowa Tobacco Settlement Authority, 6.500%, 6/01/23	59,818

Kentucky - 0.17%
20,000	Kentucky St Mun Pwr Agy, 5.910%, 9/01/25	20,778

Maryland - 0.34%
40,000	Prince Georges County, MD, 6.169%, 10/15/29	40,189

Minnesota - 0.85%
100,000	University of Minnesota, 2.485%, 8/01/21	101,244

Mississippi - 0.13%
15,000	Jackson, MS Mun Arpt Auth. Series C, 4.900%, 10/01/21	15,346

Missouri - 0.82%
50,000	County of St. Louis, MO, 5.450%, 12/01/31	52,079
20,000	Kansas City, MO Taxable Gen Obl Series B, 5.050%, 2/01/23	20,266
25,000	Missouri State Health & Educational Fac., 5.800%, 10/01/23	25,930
		98,275

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Nevada - 0.42%
50,000	County of Clark, NV, 6.360%, 11/01/24	$ 50,336

New Jersey - 2.30%
100,000	City of Wildwood, NJ, 4.000%, 11/01/21	103,539
100,000	Atlantic City Board of Education, 4.093%, 7/15/20	100,945
65,000	Hudson County, NJ 6.890%, 3/01/26	69,689
		274,173
New York - 2.56%
150,000	City of New York, NY, 1.980%, 8/01/23	150,783
50,000	Erie County, NY Tobacco Asset Corp., 6.000%, 6/01/28	50,029
75,000	Nassau County, NY Series F, 6.800%, 10/01/27	78,826
25,000	New York, NY, BAB, 6.435%, 12/01/35	25,266
		304,904
Ohio - 1.40%
60,000	Bloom & Carroll Ohio Loc Sch Dist, 5.800%, 12/01/25	71,527
30,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.060%, 10/01/26	33,770
60,000	Montgomery, OH Special Obligation Revenue Bond, 4.000%, 10/01/27	61,958
		167,255
Oklahoma - 0.24%
25,000	Garfield County, OK, 6.000%, 9/01/24	28,446

Oregon - 0.24%
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.450%, 6/30/24	29,039

Texas - 1.13%
25,000	City of Irving, TX, 5.657%, 8/15/23	27,067
50,000	North Texas Tollway Authority, 8.410%, 2/01/30	67,531
40,000	Reeves Cnty., TX Cops Taxable - Lease Rentals, 6.375%, 12/01/21	39,910
		134,508
Wisconsin - 0.43%
50,000	Public Finance Authority, WI, 5.750%, 6/01/23	51,050

TOTAL FOR MUNICIPAL BONDS (Cost $3,125,963) - 26.25%		3,132,728

PREFERRED SECURITIES - 1.29%

Electric Services - 0.43%
50,000	Southern California Edison Co., PFD 6.250%, 3M USD LIBOR + 4.199%, 2/01/22 Series E (b)	51,710

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Telephone Communications (No Radio Telephone) - 0.86%
4,000	US Cellular Corp., PFD 6.950%, 5/15/60	$ 102,120

TOTAL FOR PREFERRED SECURITIES (Cost $150,938) - 1.29%		153,830

STRUCTURED NOTES - 8.65% (a)

Commercial Banks - 4.39%
125,000	Barclays Bank Plc., 2.250%, 9/13/19 (United Kingdom) (b)	124,550
100,000	Barclays Bank Plc., 2.49023%, 9/25/20 (United Kingdom) (b)	99,625
200,000	Barclays Bank Plc., 2.750%, 11/08/19 (United Kingdom)	200,099
100,000	Barclays Bank Plc., 3.000%, 7/27/22 (United Kingdom) (b)	99,766
		524,040
National Commercial Banks - 1.05%
82,000	Bank of America Corp., 0.808%, 6/24/30 (b)	65,600
80,000	Bank of America Corp., 0.556%, 7/14/31 (b)	60,000
		125,600
Security Brokers, Dealers & Flotation Companies - 1.96%
100,000	Goldman Sachs Group, Inc., 1.89255%, 12/13/28 (b)	87,447
120,000	Goldman Sachs Group, Inc., 1.3855%, 11/13/28 (b)	97,320
50,000	Morgan Stanley, 3.251%, 11/09/19 (b)	49,437
		234,204
State Commercial Banks - 1.24%
155,000	Bank of Nova Scotia, 3.000%, 5/29/24 (b)	147,736

TOTAL FOR STRUCTURED NOTES (Cost $1,068,490) - 8.65%		1,031,580

MONEY MARKET FUND - 1.53%
182,834	Federated Treasury Obligation Fund - Institutional Shares 1.98% ** (Cost $182,834) - 1.53%	182,834

TOTAL INVESTMENTS (Cost $11,706,283) - 99.00%		11,813,378

OTHER ASSETS LESS LIABILITIES, NET - 1.00%		119,768

NET ASSETS - 100.00%		$ 11,933,146

(a) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

(b) Variable or floating rate security. The stated rate represents the rate at August 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2019.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Shares/Principal		Value

COMMON STOCKS - 94.26%

Accident & Health Insurance - 1.93%
6,800	Aflac, Inc.	$ 341,224

Air Transportation, Scheduled - 1.72%
5,255	Delta Air Lines, Inc.	304,054

Aircraft - 1.86%
900	Boeing Co.	327,681

Aircraft Part & Auxiliary Equipment - 1.78%
3,900	Spirit Aerosystems Holdings, Inc. Class A	314,340

Apparel, Accessories & Footwear - 1.73%
2,060	Adidas AG ADR	305,797

Beverages - 2.18%
7,000	Coca-Cola Co.	385,280

Biological Products (No Diagnostic Substances) - 1.96%
7,500	CRISPR Therapeutics AG (Switzerland) *	346,575

Business Services - 2.15%
2,100	Visa, Inc. Class A	379,722

Computer & Office Equipment - 1.96%
7,400	Cisco Systems, Inc.	346,394

Electric Services - 3.34%
2,690	NextEra Energy, Inc.	589,325

Electronic Computers - 2.13%
1,800	Apple, Inc.	375,732

Fire, Marine & Casualty Insurance - 1.85%
1,600	Berkshire Hathaway, Inc. Class B *	325,456

Hospital & Medical Service Plans - 1.80%
6,800	Centene Corp. *	317,016

Industrial Inorganic Chemicals - 1.82%
1,700	Linde Plc. (United Kingdom)	321,147

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Industrial Instruments for Measurement, Display & Control - 1.71%
3,850	MKS Instruments, Inc.	$ 301,416

Industrial Organic Chemicals - 1.49%
4,500	Westlake Chemicals Co.	263,655

Measuring & Controlling Devices - 2.12%
1,300	Thermo Fisher Scientific, Inc.	373,178

National Commercial Banks - 3.80%
12,000	Bank of America Corp.	330,120
3,100	JP Morgan Chase & Co.	340,566
		670,686
Natural Gas Transmission - 1.72%
15,000	Kinder Morgan, Inc.	304,050

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.74%
600	Intuitive Surgical, Inc. *	306,804

Personal Credit Institutions - 1.72%
3,800	Discover Financial Services	303,886

Petroleum Refining - 3.39%
2,650	Chevron Corp.	311,958
3,800	Valero Energy Corp.	286,064
		598,022
Pharmaceutical Preparations - 4.28%
4,400	Abbott Laboratories	375,408
4,400	Merck & Co., Inc.	380,468
		755,876
Railroads, Line-Haul Operating - 1.93%
2,100	Union Pacific Corp.	340,116

Retail - Catalog & Mail-Order Houses - 1.87%
186	Amazon.com, Inc. *	330,390

Retail - Drug Stores and Proprietary Stores - 2.31%
6,700	CVS Health Corp.	408,164

Retail - Eating & Drinking Places - 1.70%
3,105	Starbucks Corp.	299,819

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Retail - Eating Places - 2.21%
1,790	McDonald's Corp.	$ 390,166

Retail - Lumber & Other Building Materials Dealers - 2.07%
1,600	Home Depot, Inc.	364,656

Retail - Retail Stores - 1.33%
990	Ulta Beauty, Inc. *	235,353

Semiconductors & Related Devices - 3.80%
7,000	Intel Corp.	331,870
4,500	Skyworks Solutions, Inc.	338,715
		670,585
Services - Business Services - 3.62%
3,100	PayPal Holdings, Inc. *	338,055
22,600	Paysign, Inc. *	300,354
		638,409
Services - Computer Programming, Data Processing - 4.02%
300	Alphabet, Inc. Class A *	357,159
1,900	Facebook, Inc. Class A *	352,773
		709,932
Services - Medical Laboratories - 1.61%
3,250	Guardant Health, Inc. *	284,473

Services - Miscellaneous Health & Allied Services - 1.92%
2,200	ICON Plc. (Ireland) *	339,218

Services - Offices & Clinics of Doctors of Medicine - 1.64%
5,000	Teladoc Health, Inc. *	289,400

Services - Prepackaged Software - 3.82%
2,800	Check Point Software Technologies Ltd. (Israel) *	301,560
2,700	Microsoft Corp.	372,222
		673,782
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.25%
3,300	Procter & Gamble Co.	396,759

Sugar & Confectionery Products - 1.73%
1,920	Hershey Co.	304,282

Surgical & Medical Instruments & Apparatus - 1.71%
1,370	Stryker Corp.	302,304

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Telephone Communications (No Radio Telephone) - 2.01%
6,100	Verizon Communications, Inc.	$ 354,776

Water, Sewer, Pipeline, Comm and Power Line Construction - 2.53%
7,100	MasTec, Inc. *	446,377

TOTAL FOR COMMON STOCKS (Cost $13,519,722) - 94.26%		16,636,277

REAL ESTATE INVESTMENT TRUST - 2.40%
1,840	American Tower Corp.	423,549
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $300,523) - 2.40%		423,549

MONEY MARKET FUND - 1.40%
246,612	Federated Treasury Obligation Fund - Institutional Shares 1.98% ** (Cost $246,612) - 1.40%	246,612

TOTAL INVESTMENTS (Cost $14,066,857) - 98.06%		17,306,438

OTHER ASSETS LESS LIABILITIES, NET - 1.94%		343,224

NET ASSETS - 100.00%		$ 17,649,662

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2019.

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Shares/Principal		Value

COMMON STOCKS - 84.58%

Accident & Health Insurance - 1.43%
10,000	Unum Group	$ 254,100

Canned Fruits, Veg & Preserves, Jam & Jellies - 1.18%
2,000	J.M. Smucker Co.	210,320

Commercial Banks - 1.84%
4,225	Canadian Imperial Bank of Commerce (Canada)	327,100

Computer & Office Equipment - 3.74%
7,000	Cisco Systems, Inc.	327,670
2,500	International Business Machines Corp.	338,825
		666,495
Computer Storage Devices - 1.97%
7,000	Seagate Technology Plc. (Ireland)	351,470

Converted Paper & Paperboard Products (No Container/Boxes) - 2.30%
2,900	Kimberly Clark Corp.	409,219

Crude Petroleum & Natural Gas - 2.88%
5,700	Occidental Petroleum Corp.	247,836
5,300	Total S.A. ADR	264,576
		512,412
Drawing and Insulating Nonferrous Wire - 1.56%
10,000	Corning, Inc.	278,500

Electric & Other Services Combined - 3.68%
3,500	Duke Energy Corp.	324,590
7,000	Exelon Corp.	330,820
		655,410
Electric Services - 8.07%
3,500	American Electric Power Co., Inc.	319,025
11,900	CenterPoint Energy, Inc.	329,511
4,500	Dominion Energy, Inc.	349,335
3,900	Entergy Corp.	440,076
		1,437,947
Finance Services - 1.69%
23,000	Hercules Capital, Inc.	301,990

Guided Missiles & Space Vehicles & Parts - 2.16%
1,000	Lockheed Martin Corp.	384,110

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Insurance Agents Brokers & Services - 2.55%
5,000	Arthur J Gallagher & Co.	$ 453,550

Investment Advice - 1.64%
8,500	Lazard Ltd. Class A (Bermuda)	291,890

Misc Industrial & Commercial Machinery & Equipment - 1.95%
4,300	Eaton Corp. Plc. (Ireland)	347,096

Motor Vehicles & Passengers Car Bodies - 1.77%
8,500	General Motors Co.	315,265

National Commercial Banks - 4.59%
7,700	PacWest Bancorp	262,416
8,500	Peoples Bancorp, Inc.	261,035
27,700	UBS Group AG (Switzerland)	293,620
		817,071
Natural Gas Transmission - 1.71%
15,000	Kinder Morgan, Inc.	304,050

Natural Gas Transmission & Distribution - 1.88%
4,700	Oneok, Inc.	335,016

Oil, Gas Field Services, NBC - 1.55%
8,500	Schlumberger Ltd.	275,655

Paperboard Containers & Boxes - 1.38%
7,200	WestRock Co.	246,096

Petroleum Refining - 3.58%
2,600	Chevron Corp.	306,072
4,400	Valero Energy Corp.	331,232
		637,304
Pharmaceutical Preparations - 7.35%
3,800	AbbVie, Inc.	249,812
7,500	GlaxoSmithKline Plc. ADR	311,850
5,100	Merck & Co., Inc.	440,997
8,600	Pfizer, Inc.	305,730
		1,308,389
Plastics Products - 1.40%
15,000	Newell Brands, Inc.	249,000

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

Radio & TV Broadcasting & Communications Equipment - 1.53%
55,000	Nokia Corp. ADR	$ 272,800

Retail - Drug Stores and Proprietary Stores - 2.29%
6,700	CVS Health Corp.	408,164

Retail-Eating Places - 1.86%
2,000	Cracker Barrel Old Country Store, Inc.	330,800

Retail-Department Stores - 1.03%
3,900	Kohls Corp.	184,314

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.79%
3,900	Garmin Ltd. (Switzerland)	318,123

Semiconductors & Related Devices - 2.00%
7,500	Intel Corp.	355,575

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.56%
3,800	Procter & Gamble Co.	456,874

Telephone Communications - 6.10%
11,000	AT&T, Inc.	387,860
7,400	BCE, Inc.	350,168
6,000	Verizon Communications, Inc.	348,960
		1,086,988
Trucking & Courier Services - 1.57%
2,350	United Parcel Service, Inc. Class B	278,851

TOTAL FOR COMMON STOCKS (Cost $14,162,131) - 84.58%		15,061,944

REAL ESTATE INVESTMENT TRUSTS - 11.46%
3,600	CorEngergy Infrastructure Trust, Inc.	162,396
2,500	Crown Castle International Corp.	362,925
2,800	Digital Realty Trust, Inc.	346,164
13,450	Host Hotels & Resorts, Inc.	215,738
10,000	Iron Mountain, Inc.	318,500
4,200	W.P. Carey, Inc.	377,160
9,850	Weyerhaeuser Co.	259,153
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,776,768) - 11.46%		2,042,036

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares/Principal		Value

MONEY MARKET FUND - 3.67%
653,342	Federated Treasury Obligation Fund - Institutional Shares 1.98% ** (Cost $653,342) - 3.67%	$ 653,342

TOTAL INVESTMENTS (Cost $16,592,241) - 99.71%		17,757,322

OTHER ASSETS LESS LIABILITIES, NET - 0.29%		51,260

NET ASSETS - 100.00%		$ 17,808,582

** Variable rate security; the coupon rate shown represents the yield at August 31, 2019.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AUGUST 31, 2019

Assets:	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund
Investments in Securities, at Value (Cost $29,479,329, $11,706,283, $14,066,857, and $16,592,241, respectively)	$37,571,526	$11,813,378	$17,306,438	$17,757,322
Cash	16,055	337	16,028	15,983
Receivables:
Shareholder Subscriptions	5,396	3,013	4,594	430
Securities Sold	706,856	-	3,543,841	-
Interest	110,032	123,645	439	1,169
Dividend	61,480	-	40,350	46,816
Prepaid Expenses	16,369	9,659	9,816	15,077
Total Assets	38,487,714	11,950,032	20,921,506	17,836,797
Liabilities:
Payables:
Shareholder Redemptions	7,174	1,255	359	6,469
Securities Purchased	730,354	-	3,247,270	-
Due to Advisor	29,217	6,628	12,683	10,356
Due to Compliance Officer	221	71	108	107
Due to Trustees	214	135	93	128
Due to Transfer Agent	3,638	2,505	2,587	2,588
Accrued Expenses	17,782	6,292	8,744	8,567
Total Liabilities	788,600	16,886	3,271,844	28,215
Net Assets	$37,699,114	$11,933,146	$17,649,662	$17,808,582

Net Assets Consist of:
Paid In Capital	$29,374,750	$12,243,228	$13,633,562	$17,007,194
Distributable Earnings (Losses)	8,324,364	(310,082)	4,016,100	801,388
Net Assets (unlimited shares authorized; 2,803,262, 612,988, 384,525 and 833,876 shares outstanding, respectively)	$37,699,114	$11,933,146	$17,649,662	$17,808,582
Net Asset Value and Offering Price Per Share	$ 13.45	$ 19.47	$ 45.90	$ 21.36

Redemption Price Per Share ($13.45 x 0.99),
($19.47 x 0.99), ($45.90 x 0.99), & ($21.36 x 0.99), respectively *	$ 13.32	$ 19.28	$ 45.44	$ 21.15

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

ARCHER  FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST, 31 2019

Investment Income:	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund
Dividends (net of foreign withholding taxes of $11,783, $0, $0, and $6,729, respectively)	$ 624,283	$ 17,143	$ 264,398	$ 648,112
Interest	391,055	426,986	7,111	12,092
Total Investment Income	1,015,338	444,129	271,509	660,204

Expenses:
Advisory Fees (a)	263,570	59,262	126,414	125,687
Administrative (a)	175,713	59,262	84,276	83,791
Transfer Agent	43,425	30,965	31,050	31,050
Registration	24,303	27,460	23,526	19,818
Legal	17,091	5,767	8,250	8,218
Audit	17,739	4,708	8,132	8,225
Compliance Officer Fees	2,550	838	1,252	1,245
Custody	6,490	3,414	4,229	4,120
Trustee	4,421	1,518	2,156	2,116
Miscellaneous	5,260	4,156	1,928	1,568
Insurance	2,632	905	1,248	1,192
Printing and Mailing	3,433	1,151	1,635	1,636
Total Expenses	566,627	199,406	294,096	288,666
Fees Waived and/or Reimbursed by the Advisor (a)	(144,915)	(85,623)	(86,777)	(124,435)
Net Expenses	421,712	113,783	207,319	164,231

Net Investment Income	593,626	330,346	64,190	495,973

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	105,580	(84,033)	968,827	(141,149)
Capital Gain Distributions from Portfolio Companies	2,239	-	-	21,739
Net Change in Unrealized Appreciation on Derivatives	82,912	162,281	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	792,765	282,714	(2,261,702)	(749,443)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	983,496	360,962	(1,292,875)	(868,853)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,577,122	$ 691,308	$(1,228,685)	$ (372,880)

(a) See Note 5 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2019	8/31/2018
Increase in Net Assets From Operations:
Net Investment Income	$ 593,626	$ 463,313
Net Realized Gain on Investments and Foreign Currency Transactions	105,580	165,440
Capital Gain Distributions from Portfolio Companies	2,239	19,113
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	875,677	1,590,106
Net Increase in Net Assets Resulting from Operations	1,577,122	2,237,972

Distributions to Shareholders:
Distributions	(753,866)	(1,028,641)	*
Total Distributions	(753,866)	(1,028,641)

Capital Share Transactions:
Proceeds from Sale of Shares	4,555,121	6,190,807
Shares Issued on Reinvestment of Dividends	696,803	942,276
Early Redemption Fees (Note 2)	113	298
Cost of Shares Redeemed	(3,418,468)	(6,981,736)
Net Increase from Capital Share Transactions	1,833,569	151,645

Net Assets:
Net Increase in Net Assets	2,656,825	1,360,976
Beginning of Year	35,042,289	33,681,313
End of Year	$ 37,699,114	$ 35,042,289	**

Share Transactions:
Shares Sold	350,783	476,362
Shares Issued on Reinvestment of Dividends	55,708	72,858
Shares Redeemed	(263,574)	(537,986)
Net Increase in Shares	142,917	11,234
Outstanding at Beginning of Year	2,660,345	2,649,111
Outstanding at End of Year	2,803,262	2,660,345

* For the prior period ended August 31, 2018, total distributions consisted of long term capital gains of $575,198 and net investment income of $453,443.

** As of August 31, 2018, Accumulated Undistributed Net Investment Income was $108,820.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2019	8/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 330,346	$ 331,507
Net Realized Loss on Investments and Foreign Currency Transactions	(84,033)	(24,128)
Capital Gain Distributions from Portfolio Companies	-	182
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	444,995	(318,912)
Net Increase (Decrease) in Net Assets Resulting from Operations	691,308	(11,351)

Distributions to Shareholders:
Distributions	(332,551)	(334,066)	*
Total Distributions	(332,551)	(334,066)

Capital Share Transactions:
Proceeds from Sale of Shares	1,475,652	2,111,923
Shares Issued on Reinvestment of Dividends	311,940	312,401
Early Redemption Fees (Note 2)	-	136
Cost of Shares Redeemed	(1,701,778)	(2,933,035)
Net Increase (Decrease) from Capital Share Transactions	85,814	(508,575)

Net Assets:
Net Increase (Decrease) in Net Assets	444,571	(853,992)
Beginning of Year	11,488,575	12,342,567
End of Year	$ 11,933,146	$ 11,488,575	**

Share Transactions:
Shares Sold	77,505	109,917
Shares Issued on Reinvestment of Dividends	16,377	16,375
Shares Redeemed	(89,014)	(153,007)
Net Increase (Decrease) in Shares	4,868	(26,715)
Outstanding at Beginning of Year	608,120	634,835
Outstanding at End of Year	612,988	608,120

* For the prior period ended August 31, 2018, total distributions consisted of net investment income of $334,066.

** As of August 31, 2018, Accumulated Undistributed Net Investment Loss was ($2,844).

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2019	8/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 64,190	$ (34,839)
Net Realized Gain on Investments	968,827	244,758
Capital Gain Distributions from Portfolio Companies	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,261,702)	2,550,136
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,228,685)	2,760,055

Distributions to Shareholders:
Distributions	(468,782)	-	*
Total Distributions	(468,782)	-

Capital Share Transactions:
Proceeds from Sale of Shares	2,581,060	2,959,876
Shares Issued on Reinvestment of Dividends	434,054	-
Early Redemption Fees (Note 2)	139	258
Cost of Shares Redeemed	(1,409,894)	(2,320,452)
Net Increase from Capital Share Transactions	1,605,359	639,682

Net Assets:
Net Increase (Decrease) in Net Assets	(92,108)	3,399,737
Beginning of Year	17,741,770	14,342,033
End of Year	$ 17,649,662	$ 17,741,770	**

Share Transactions:
Shares Sold	56,719	62,044
Shares Issued on Reinvestment of Dividends	10,640	-
Shares Redeemed	(30,425)	(48,967)
Net Increase in Shares	36,934	13,077
Outstanding at Beginning of Year	347,591	334,514
Outstanding at End of Year	384,525	347,591

* For the prior period ended August 31, 2018, total distributions consisted of net investment income of $0.

** As of August 31, 2018, Accumulated Undistributed Net Investment Loss was ($6,626).

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2019	8/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 495,973	$ 409,874
Net Realized Loss on Investments	(141,149)	(61,509)
Capital Gain Distributions from Portfolio Companies	21,739	19,135
Net Change in Unrealized Appreciation (Depreciation) on Investments	(749,443)	1,548,720
Net Increase (Decrease) in Net Assets Resulting from Operations	(372,880)	1,916,220

Distributions to Shareholders:
Distributions	(496,735)	(373,914)	*
Total Distributions	(496,735)	(373,914)

Capital Share Transactions:
Proceeds from Sale of Shares	2,729,635	4,140,749
Shares Issued on Reinvestment of Dividends	479,060	359,369
Early Redemption Fees (Note 2)	84	266
Cost of Shares Redeemed	(1,148,733)	(2,266,194)
Net Increase from Capital Share Transactions	2,060,046	2,234,190

Net Assets:
Net Increase in Net Assets	1,190,431	3,776,496
Beginning of Year	16,618,151	12,841,655
End of Year	$ 17,808,582	$ 16,618,151	**

Share Transactions:
Shares Sold	127,398	190,844
Shares Issued on Reinvestment of Dividends	22,453	16,675
Shares Redeemed	(53,796)	(105,136)
Net Increase in Shares	96,055	102,383
Outstanding at Beginning of Year	737,821	635,438
Outstanding at End of Year	833,876	737,821

* For the prior period ended August 31, 2018, total distributions consisted of net investment income of $373,914.

** As of August 31, 2018, Accumulated Undistributed Net Investment Income was $36,489.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 13.17	$ 12.71	$ 11.85	$ 11.34	$ 11.23

Income From Investment Operations:
Net Investment Income *	0.22	0.17	0.19	0.17	0.18
Net Gain on Securities (Realized and Unrealized)	0.34	0.68	0.94	0.50	0.10
Total from Investment Operations	0.56	0.85	1.13	0.67	0.28

Distributions:
Net Investment Income	(0.21)	(0.17)	(0.19)	(0.16)	(0.17)
Realized Gains	(0.07)	(0.22)	(0.08)	0.00	0.00
Total from Distributions	(0.28)	(0.39)	(0.27)	(0.16)	(0.17)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 13.45	$ 13.17	$ 12.71	$ 11.85	$ 11.34

Total Return ***	4.42%	6.75%	9.69%	6.02%	2.50%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 37,699	$ 35,042	$ 33,681	$ 29,526	$ 27,476
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.61%	1.62%	1.67%	1.73%	1.75%
Ratio of Net Investment Income to Average Net Assets	1.28%	0.91%	1.12%	0.99%	1.01%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.33%	1.59%	1.52%	1.56%
Portfolio Turnover	13.91%	24.95%	17.91%	26.32%	31.82%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 18.89	$ 19.44	$ 19.71	$ 19.26	$ 20.07

Income (Loss) From Investment Operations:
Net Investment Income *	0.53	0.53	0.56	0.54	0.57
Net Gain (Loss) on Securities (Realized and Unrealized)	0.58	(0.54)	(0.26)	0.43	(0.80)
Total from Investment Operations	1.11	(0.01)	0.30	0.97	(0.23)

Distributions:
Net Investment Income	(0.53)	(0.54)	(0.57)	(0.52)	(0.58)
Total from Distributions	(0.53)	(0.54)	(0.57)	(0.52)	(0.58)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 19.47	$ 18.89	$ 19.44	$ 19.71	$ 19.26

Total Return ***	6.00%	(0.05)%	1.54%	5.14%	(1.17)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,933	$ 11,489	$ 12,343	$ 11,973	$ 9,874
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.68%	1.68%	1.65%	1.66%	1.72%
Ratio of Net Investment Income to Average Net Assets	2.06%	2.06%	2.35%	2.32%	2.35%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.96%	0.96%	1.11%	1.18%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.79%	2.78%	2.89%	2.79%	2.87%
Portfolio Turnover	11.64%	17.70%	21.32%	13.70%	17.33%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 51.04	$ 42.87	$ 38.47	$ 39.86	$ 42.77

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.17	(0.10)	(0.19)	(0.15)	(0.24)
Net Gain (Loss) on Securities (Realized and Unrealized)	(3.99)	8.27	4.59	0.74	(0.54)
Total from Investment Operations	(3.82)	8.17	4.40	0.59	(0.78)

Distributions:
Net Investment Income	(0.13)	-	-	-	-
Realized Gains	(1.19)	-	-	(1.98)	(2.13)
Total from Distributions	(1.32)	-	-	(1.98)	(2.13)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 45.90	$ 51.04	$ 42.87	$ 38.47	$ 39.86

Total Return ***	(7.14)%	19.06%	11.44%	1.31%	(1.98)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 17,650	$ 17,742	$ 14,342	$ 13,437	$ 13,238
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.74%	1.76%	1.85%	1.86%	1.90%
Ratio of Net Investment Loss to Average Net Assets	(0.13)%	(0.70)%	(0.92)%	(0.80)%	(1.00)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.23%	1.28%	1.40%	1.45%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	(0.22)%	(0.48)%	(0.39)%	(0.55)%
Portfolio Turnover	95.51%	31.43%	74.01%	87.75%	88.25%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2019	8/31/2018	8/31/2017+

Net Asset Value, at Beginning of Year	$ 22.52	$ 20.21	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.63	0.60	0.63
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.16)	2.26	0.18
Total from Investment Operations	(0.53)	2.86	0.81

Distributions:
Net Investment Income	(0.63)	(0.55)	(0.60)
Total from Distributions	(0.63)	(0.55)	(0.60)

Proceeds from Redemption Fees **	-	-	-

Net Asset Value, at End of Year	$ 21.36	$ 22.52	$ 20.21

Total Return ***	(2.30)%	14.29%	4.04%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 17,809	$ 16,618	$ 12,842
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.72%	1.84%	1.98%
Ratio of Net Investment Income to Average Net Assets	2.23%	1.94%	2.10%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	2.96%	2.78%	3.09%
Portfolio Turnover	19.29%	33.03%	31.15%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the year September 1, 2016 (commencement of investment operations) through August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2019

NOTE 1.  ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end, diversified, investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of four funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”) and the Archer Dividend Growth Fund (the “Dividend Growth Fund”) (collectively referred to as the “Funds”).

The Balanced Fund commenced operations on June 11, 2010.  The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation.  The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2019) or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds typically will distribute substantially all of their net investment income in the form of dividends and capital gains to its shareholders. The Balanced Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Income and Dividend Growth Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Stock Fund may distribute dividends and capital gains annually, and expects that distributions will consist primarily of ordinary income.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee.  The Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year ended August 31, 2019, the Balanced Fund, Income Fund, Stock Fund, and Dividend Growth Fund collected $113, $0, $139, and $84 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTE 3.  SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds and municipal bonds). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Derivative instruments (structured notes) – Derivative transactions which are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2019:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$23,153,915	$ -	$ -	$ 23,153,915
Corporate Bonds *	-	7,718,627	-	7,718,627
Exchange Traded Funds	1,101,905	-	-	1,101,905
Municipal Bonds	-	2,052,573	-	2,052,573
Real Estate Investment Trust	598,860	-	-	598,860
Preferred Securities	301,040	-	-	301,040
Structured Notes	-	967,821	-	967,821
Short-Term Investment	1,676,785	-	-	1,676,785
	$26,832,505	$10,739,021	$ -	$ 37,571,526

The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2019:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds *	$ -	$ 7,173,756	$ -	$ 7,173,756
Exchange Traded Funds	138,650	-	-	138,650
Municipal Bonds	-	3,132,728	-	3,132,728
Preferred Securities	153,830	-	-	153,830
Structured Notes	-	1,031,580	-	1,031,580
Short-Term Investment	182,834	-	-	182,834
	$ 475,314	$11,338,064	$ -	$11,813,378

The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2019:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$16,636,277	$ -	$ -	$16,636,277
Real Estate Investment Trusts	423,549			423,549
Short-Term Investment	246,612	-	-	246,612
	$17,306,438	$ -	$ -	$17,306,438

The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2019:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$15,061,944	$ -	$ -	$15,061,944
Real Estate Investment Trusts	2,042,036	-	-	2,042,036
Short-Term Investment	653,342	-	-	653,342
	$17,757,322	$ -	$ -	$17,757,322

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

The Funds did not hold any Level 3 assets during the year ended August 31, 2019; therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is each Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use certain options (both traded on an exchange and over-the-counter), futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

As of August 31, 2019, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2019.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund

    $    967,821

Income Fund

    $ 1,031,580

Unrealized gains and losses on derivatives during the year ended August 31, 2019, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation (Depreciation) on Structured Notes” as follows:

Balanced Fund  $ 82,912  Income Fund $162,281

There was no realized gain or loss on sales of Structured Notes for the year ended August 31, 2019 for the Balanced and Income Funds.

NOTE 5.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% for the Balanced, Stock and Dividend Funds, and 0.50% for the Income Fund, of each Fund’s average daily net assets.  For the year ended August 31, 2019, the Advisor accrued fees of $263,570 for the Balanced Fund, $59,262 for the Income Fund, $126,414 for the Stock Fund, and $125,687 for the Dividend Growth Fund, before the waivers and reimbursements described below. At August 31, 2019, the Balanced Fund owed the Advisor $13,336, the Income Fund owed the Advisor $1,504, the Stock Fund owed the Advisor $5,203, and the Dividend Growth Fund owed the Advisor $2,858, in advisory fees.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2019, the Advisor earned administrative fees of $175,713 for the Balanced Fund, $59,262 for the Income Fund, $84,276 for the Stock Fund, and $83,791 for the Dividend Growth Fund. At August 31, 2019, the Balanced Fund owed the Advisor $15,881, the Income Fund owed the Advisor $5,124, the Stock Fund owed the Advisor $7,480, and the Dividend Growth Fund owed the Advisor $7,498 in administrative fees.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2020 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2019, the Advisor waived fees of $144,915.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2022 totaled $432,855.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2018 were as follows:

Subject to Repayment
Amount	by August 31,
$142,848	2020
$145,092	2021
$144,915	2022

Archer Income Fund

As of December 29, 2016 the Advisor contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 1.08% of the Income Fund’s average daily net assets; as of September 1, 2017, the Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2020 so that the above noted expenses do not exceed 0.96% of the Income Fund’s average daily net assets.  For the year ended August 31, 2019, the Advisor waived fees of $59,262 and reimbursed expenses of $26,361.  Each waiver or reimbursement by the Advisor is subject to repayment by the Income Fund within the three

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 0.96% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2022 totaled $234,403.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2019 were as follows:

Subject to Repayment
Amount	by August 31,
$ 63,443	2020
$ 85,337	2021
$ 85,623	2022

Archer Stock Fund

As of January 1, 2018, the Advisor contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.38% of the Stock Fund’s average daily net assets; as of January 1, 2018, the Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2020 so that the above noted expenses do not exceed 1.23% of the Stock Fund’s average daily net assets.  For the year ended August 31, 2019, the Advisor waived fees of $86,777.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.23% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2022 totaled $223,676.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2019 were as follows:

Subject to Repayment
Amount	by August 31,
$ 59,473	2020
$ 77,426	2021
$ 86,777	2022

Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2020 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the year

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

ended August 31, 2019, the Advisor waived fees of $124,435.  Each waiver or reimbursement by the Advisor is subject to repayment by the Dividend Growth Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Dividend Growth Fund is able to make the repayment without exceeding the 0.98% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2022 totaled $358,442.

The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2019 were as follows:

Subject to Repayment
Amount	by August 31,
$107,662	2020
$126,345	2021
$124,435	2022

Distribution Plan

The Funds adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2019 for the Balanced, Income, and Stock Funds. The Dividend Growth Fund has not adopted The Plan. As of August 7, 2018 the Board terminated each Distribution plan.

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person.  Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”).  MSS is the transfer agent and fund accountant of the Funds.  For the year ended August 31, 2019, MSS earned fees of $136,490 from the Trust.

Brandon Pokersnik is the chief compliance officer of the Trust as of November 2017, and therefore an interested person. Mr. Pokersnik is an employee of MSS. For the year ended August 31, 2019, Mr. Pokersnik earned fees of $5,885 from the Trust.

Troy Patton is an officer of the Trust and President of the Adviser, and therefore an interested person.  There are certain shareholders of the Funds that also have a direct, regular discretionary investment account with the Adviser.   As compensation for its management

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

services for these particular shareholder accounts, the Adviser’s annual fee shall be 1% of the market value of the assets under management.  These fees are in addition to the Management Fees earned by the Adviser as reported on the Statement of Operations of each Fund and are included in shareholder redemptions in each Fund’s Statement of Changes in Net Assets.  For the year ended August 31, 2019, the Advisor earned fees from these shareholder accounts in the amount of $7,800 for the Balanced Fund, $1,351 for the Income Fund, $3,924 for the Stock Fund, and $409 for the Dividend Growth Fund.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $5,310,775 and $4,747,606, respectively.

Archer Income Fund

For the year ended August 31, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,328,477 and $1,294,709, respectively.

Archer Stock Fund

For the year ended August 31, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $16,890,667 and $15,832,844, respectively.

Archer Dividend Growth Fund

For the year ended August 31, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $5,057,002 and $3,125,374, respectively.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2019, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 38% of the voting securities of the Balanced Fund, approximately 36% of the voting securities of the Income Fund, approximately 46% of the voting securities of the Stock Fund, and approximately 46% of the voting securities of the Dividend Growth Fund, and may be deemed to control each of the respective Funds. As of August 31, 2019, Wells Fargo Clearing Services, LLC., for the benefit of its customers owned, in aggregate, approximately 27% of the voting securities of the Income Fund and approximately 26% of the Dividend Growth Fund.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

NOTE 8.  TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of August 31, 2019, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund
Unrealized Appreciation (Depreciation)	$8,085,702	$ 107,095	$3,239,581	$ 1,165,081
Undistributed Ordinary Income/(Loss)	130,844	-	6,152	35,727
Deferral of Post-October Capital Loss	-	(86,602)	-	(159,682)
Deferral of Post-December Ordinary Loss	-	-	-	-
Undistributed long-term capital gains/losses	107,818	-	770,367	-
Capital loss carryforward expiring +:
Short term (no expiration)	-	(194,508)	-	(239,738)
Long term (no expiration)	-	(136,067)	-	-
Total Distributable Earnings	$8,324,364	$(310,082)	$4,016,100	$801,388

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year. The net unrealized appreciation and accumulated net realized gain figures reported in the statement of assets and liabilities due to the tax deferral of wash sales and book/tax treatment of short term capital gains on the Balanced Fund.  The capital loss carryforwards shown above differ from corresponding accumulated net realized loss figures reported in the statement of assets and liabilities due to post-October and post December capital loss deferrals on the Income and Dividend Growth Funds. The Dividend Growth Fund utilized $40,272 of its capital loss carryforward and the Income Fund utilized $23,897 of its capital loss carryforward during the year ended August 31, 2019.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

As of August 31, 2019 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock	Dividend
	Fund	Fund	Fund	Growth Fund
Gross unrealized appreciation on investment securities	$ 8,484,385	$ 207,667	$ 3,316,671	$ 2,157,266
Gross unrealized depreciation on investment securities	(398,683)	(100,572)	(77,090)	(992,185)
Net unrealized appreciation (depreciation)	$ 8,085,702	$ 107,095	$ 3,239,581	$ 1,165,081

Tax cost of investments (including short-term investments) *	$ 29,485,824	$ 11,706,283	$ 14,066,857	$ 16,592,241

* The difference between book and tax cost represents disallowed wash sales for tax purposes.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

The Funds paid the following distributions for the years ended August 31, 2019 and 2018, as applicable:

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2019	$ 605,375	Ordinary Income
Balanced Fund	8/31/2019	$ 148,491	Long term capital gain

Income Fund	8/31/2019	$ 332,551	Ordinary Income

Stock Fund	8/31/2019	$ 51,412	Ordinary Income
Stock Fund	8/31/2019	$ 417,370	Long term capital gain

Dividend Growth Fund	8/31/2019	$ 496,735	Ordinary Income

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2018	$ 453,443	Ordinary Income
Balanced Fund	8/31/2018	$ 575,198	Long term capital gain

Income Fund	8/31/2018	$ 334,066	Ordinary Income

Dividend Growth Fund	8/31/2018	$ 373,914	Ordinary Income

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 10.  SUBSEQUENT EVENTS

On September 27, 2019, the Balanced Fund paid shareholders of record at September 27, 2019, a net investment income distribution of $143,691, equivalent to $0.051229 per share; the Income Fund paid shareholders of record at September 27, 2019, a net investment income distribution of $26,470, equivalent to $0.043627 per share, the Dividend Growth Fund paid shareholders of record at September 27, 2019, a net investment income distribution of $53,509, equivalent to $0.063956 per share, and the Stock Fund paid shareholders of record at September 27, 2019, a net investment income distribution of $19,529, equivalent to $0.050562 per share. On October 30, 2019, the Income Fund paid shareholders of record at October 30, 2019, a net investment income distribution of $24,937, equivalent to $0.041500 per share, and the Dividend Growth Fund paid shareholders of record at October 30, 2019, a net investment income distribution of $20,828, equivalent to $0.024710 per share.  Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

NOTE 11.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of August 31, 2019, had no effect on the Funds’ net assets or results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees of

   Archer Balanced Fund, Archer Income Fund, Archer Stock Fund and Archer Dividend Growth Fund,

   each a Series of the Archer Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund (“Balanced Fund”), Archer Income Fund (“Income Fund”), Archer Stock Fund (“Stock Fund”) and Archer Dividend Growth Fund (“Dividend Growth Fund”), collectively the Funds, each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years or periods in the period then ended.   In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the

 Archer Investment Series Trust since 2011

Abington, Pennsylvania

October 25, 2019

ARCHER FUNDS

EXPENSE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period – March 1, 2019 through August 31, 2019.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Archer Balanced Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$1,055.54	$6.22
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$1,040.73	$4.94
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.37	$4.89

* Expenses are equal to the Fund's annualized expense ratio of .96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$1,023.26	$6.27
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.00	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Dividend Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$ 997.92	$4.94
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.27	$4.99

* Expenses are equal to the Fund's annualized expense ratio of .98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2019 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (72) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (64) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 4 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy C. Patton (51) Trustee & President & Chief Executive Officer, December 2009 to present	Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Umberto Anastasi (45) Treasurer and Chief Financial Officer, September 2015 to present	Mutual Shareholders Services, LLC –Vice President. 1999 – present.
C. Richard Ropka, Esq. (55) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present
Brandon Pokersnik (41) 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 Chief Compliance Officer, November 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008, Attorney, Mutual Shareholder Services, LLC, since June 2016, Owner/President, Empirical Administration, LLC, since September 2012
Mason Heyde (30) Assistant Compliance Officer, November 2017 to present	Archer Investment Corporation (2012 – present)

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 4 Funds.

ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2019 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Consideration and Renewal of Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund and the Archer Dividend Growth Fund.

As required under the Investment Company Act of 1940, the Board of Trustees (the “Board” or the “Trustee(s)”) of the Archer Investment Series Trust (the “Trust”), comprised of a majority of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”) determines annually whether to renew the Funds’ Management Services Agreement (“Agreement”) between the Trust and Archer Investment Corporation (the “Adviser” or “AIC”) on behalf of the Archer Balanced Fund, the Archer Stock Fund, the Archer Income Fund and the Archer Dividend Growth Fund (the “Fund(s)”).  In considering the renewal of the agreements, the Board, including all the Independent Trustees, met in person on August 12, 2019 (the “Board Meeting”) and approved the renewal of the agreements for an additional year, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

With the assistance and advice of legal counsel, the Trustees had requested and received information from the Advisor, in advance the meeting, that they deemed relevant or necessary to consider in the engagement process. In addition, each Trustee received a memorandum from counsel discussing, among other things, their fiduciary duties and responsibilities in reviewing and considering the agreement’s renewal. Each Trustee

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

reviewed and discussed the foregoing information during a private session with their counsel and during the Board Meeting. Legal counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision regarding the continued engagement.   In particular, legal counsel discussed the following material factors which the Trustees should consider in order to make an informed decision regarding the approval of the continuation of the Agreement: (i) the nature, extent, and quality of the services provided by AIC; (ii) the investment performance of each Fund; (iii) the costs of the services to be provided and profits to be realized by AIC from the relationship with each Fund; (iv) the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) AIC’s practices regarding possible conflicts of interest.  Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing these factors and reaching its decisions, the Independent Trustees took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented pursuant to their request in connection with the annual renewal process. The Board, requested and was provided information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and organizational support provided to the Funds and their shareholders by AIC; (ii) quarterly assessments of the investment performance of the Funds by personnel of AIC; (iii) commentary on the reasons for each Fund’s performance; (iv) presentations by the Funds’ portfolio manager addressing AIC’s investment philosophy, investment strategy, and its personnel and operations; (v) the Funds and AIC compliance and audit reports; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of AIC; and (vii) a memorandum from the Funds’ legal counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving each Fund’s Agreement, including the material factors set forth above and the types of information included in each factor.  The Board also requested and received various informational materials prepared by AIC (“AIC 15(c) Response”), including, without limitation: (i) documents containing information about AIC and its financial condition; (ii) a description of personnel and the services provided to each Fund; (iii) information on investment advice, performance; (iv) summaries of each Fund’s expenses, compliance program, current legal matters, and other general information; (v) comparative expense and performance information with  other mutual funds with strategies similar to the Funds; (vi) the effect of each Fund’s size on its performance and expenses; (vii) benefits to be realized by AIC from its relationship with the Funds; (viii) the Advisor’s practices regarding possible conflicts of interest; and (ix) AIC’s efforts to promote and market the Funds.  In their deliberations, the Independent Trustee did not identify any single piece of information that was most relevant to its consideration to approve the continuation of each Fund’s Management Services Agreement and each Independent Trustee may have afforded different weight to the various factors that are specifically required to be considered.

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Nature, Extent and Quality of the Services Provided by AIC.  In considering the nature, extent, and quality of the services provided by AIC, the Trustees reviewed the responsibilities of AIC under each Agreement. The Trustees reviewed the services being provided by AIC to each Archer Fund including, without limitation: the quality of AIC investment advisory services (including research and recommendations with respect to portfolio securities) and assuring compliance with each Fund’s investment objectives and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Funds among the service providers and the Independent Trustees; and its efforts to promote the Funds and grow each Fund’s assets. The Trustees noted AIC’s continuity of, and commitment to retain and enhance, qualified personnel; and AIC’s continued cooperation with the Independent Trustees, the chief compliance officer and Legal Counsel for the Funds. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president for the Trust were employees of AIC, and they served the Trust without additional compensation. The Trustees noted the continued efforts of AIC in marketing the Funds and their continued desire to expand its reach through advisor representatives and the Archer brand.  After reviewing the foregoing information and further information in the materials provided by AIC (including AIC’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by AIC were of high quality, reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Investment Performance of the Funds and AIC.  In considering the investment performance of the Funds and AIC, the Trustees compared the short and long-term performance of each Fund. The Trustees also considered the consistency of AIC’s management of the Funds with the investment objectives and policies along with the overall performance of each Archer Fund under the Trust along with the materials which the Board has reviewed at each quarterly Board meeting throughout the current fiscal year-to-date.

Overall, the Trustees concluded that the performance of each Fund was acceptable, although the Trustees will continue to monitor each Fund’s performance against its benchmark and peer group.

Costs of the Services to be provided and Profits to be Realized by AIC.  In considering the costs of the services to be provided and profits to be realized by AIC from the relationship with the Funds, the Trustees considered: (1) AIC’s financial condition (as reported by the  company) and the level of commitment to the Funds and by the principals of AIC; (2) the increasing asset levels of the Funds; (3) the overall expenses of the Funds; and (4) the nature and frequency of advisory fee payments.  The Trustees also considered potential benefits for AIC in managing the Funds. The Trustees noted that AIC is profitable regarding its relationship with the Funds. The Trustees noted that the Funds’ advisory fees remain slightly higher than other funds, however they did recognize that AIC is seeking to reduce its fee to 50 basis points for each Fund in the near future.  AIC’s desire to remain competitive is reflected in its desire to reduce the fees to the shareholders. The Trustees concluded that given the relatively small asset levels of the Funds, it would be difficult for any Advisor to operate the Funds at average cost levels

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

and that AIC had put forth efforts to control the operating expenses of the Funds and increase the assets. The Trustees noted AIC’s continued efforts to manage the expenses of the Funds. The Board concluded that although Fund expenses were higher than peer averages, such expenses were justified and unavoidable given the complex regulatory requirements, and most importantly, the relatively small levels of assets in each of the Funds. Based on the foregoing, the Board concluded that the fees to be paid to AIC by the Funds and the profits to be realized by AIC, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Economies of Scale.  The Board, including the Independent Trustees, also considered whether there have been any economies of scale with respect of the management of the Archer Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. In doing so, the Board considered the potential benefits for the Advisor in managing multiple series under the Archer Investment Series Trust, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into one of the Archer Funds.  After comparing the fees under the Management Services Agreement with those paid by comparable funds and considering all the foregoing, the Board concluded that the management fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor.  In considering AIC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or AIC’s other accounts; and the substance and administration of AIC’s code of ethics. The Trustees also noted that AIC may enjoy some enhanced status as an investment Advisor to a larger family of registered mutual funds. Based on the foregoing, the Board determined that AIC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Conclusion.  Having requested and received such information from the Advisor as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders.

This Page Was Left Blank Intentionally

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2019

$ 34,500

FY 2018

$ 34,500

(b)

Audit-Related Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2019

$ 7,400

FY 2018

$ 7,400

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2019

$ 7,400

FY 2018

$ 7,400

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Chief Executive Officer

Date: November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Umberto Anastasi

   * Umberto Anastasi

     Treasurer and Chief Financial Officer

Date: November 5, 2019

* Print the name and title of each signing officer under his or her signature.